Texas Mineral Resources Corp. 8-K

Exhibit 10.2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

(Unsecured)

$__________

February 10, 2025

FOR VALUE RECEIVED, the undersigned, Texas Mineral Resources Corp., a Delaware corporation (“Maker” or “Company”), hereby unconditionally promises to pay to the order of [____________] (“Payee”), the principal sum of [_________] dollars ([$______]), in lawful money of the United States of America, without interest, due and payable on August 10, 2025 (“Maturity Date”).

Payments of any sums due to the Payee and/or holder under the terms of this Note shall be made via wire transfer. If any payment hereunder would otherwise become due and payable on a day on which banks are closed or permitted to be closed in New York, New York, such payment shall become due and payable on the next succeeding day on which banks are open and not permitted to be closed in New York, New York.

If (i) default occurs in the payment of any principal upon the Maturity Date or (ii) in the event of the appointment of a receiver of all or any part of Maker’s property, an assignment for the benefit of creditors of Maker, or the commencement of any proceeding under any bankruptcy, insolvency or debtor relief laws by or against Maker, the Payee hereof may, at its option, declare the entirety of this Note immediately due and payable, and pursue any and all other remedies available to it at law or in equity. If this Note is given to an attorney for collection, or if suit is brought for collection, or if it is collected through bankruptcy, or other judicial proceedings, then Maker shall pay Payee all costs of collection, including reasonable attorney’s fees and court costs, in addition to other amounts due.

Each right, power, and remedy of the Payee as provided for in this Note, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Payee of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Payee of any or all such other rights, powers, or remedies. No failure or delay by the Payee to insist upon the strict performance of any term, condition, covenant, or agreement of this Note, or to exercise any right, power, or remedy upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Payee from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Payee shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an event of default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

Conversion

At any time on or prior to the Maturity Date, the Payee may convert all or any portion of the outstanding principal amount of this Note, at his option (the “Conversion Amount”) into shares of common stock, par value $0.01 (“Common Stock”) of the Maker (the “Conversion Shares”) at a conversion price equal to $0.30 per share of Common Stock (the “Conversion Price”). The Payee shall submit a conversion notice to Maker (“Conversion Notice”) indicating the Conversion Amount and the number of Conversion Shares issuable upon such conversion.

To convert this Note into shares of Common Stock on any date set forth in the Conversion Notice by the Payee (the “Conversion Date”), the Payee shall transmit by facsimile or electronic mail (or otherwise deliver) a copy of the fully executed Conversion Notice to the Maker. Upon receipt by the Maker of a copy of a Conversion Notice, the Maker shall as soon as practicable, send, via electronic mail (or otherwise deliver) a confirmation of receipt of such Conversion Notice (the “Conversion Confirmation”) to the Payee indicating that the Maker will process such Conversion Notice in accordance with the terms herein. The person(s) entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the Conversion Date. Maker shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the full conversion of the Note in accordance with its terms (the “Share Reserve”).  If at any time the Share Reserve is insufficient to effect the full conversion of the Note then outstanding, Maker shall increase the Share Reserve accordingly.

If the Maker, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on outstanding shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of Common Stock, any shares of capital stock of the Maker, then the Conversion Price and the number of Conversion Shares shall be adjusted accordingly.

Whenever the Conversion Price is adjusted pursuant to any provision of this Note, the Maker shall promptly deliver to Payee a notice setting forth the Conversion Price and Conversion Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Exchange Right

The Payee shall have the right to exchange the principal amount of the Note into any Company debt or equity securities issued by the Company for cash consideration in any financing exceeding $1,000,000 that closes on or prior to August 10, 2025 (“Financing”), by exchanging the principal amount of the Note for an investment in the Financing equal to the principal amount of the Note so exchanged. The Payee, if Payee determines to participate in the exchange, will enter into the Financing documentation, as well as documentation reflecting the cancellation of the Note, as requested by the Company. Payee further agrees to comply with, and be subject to, the Company-imposed procedure for notification of, and agreement to participate in, such exchange with respect to the Financing.

General

The Maker and any other party ever liable for payment of any sums of money payable on the Note, jointly and severally, waive presentment, protest and notice of protest and nonpayment, notice of acceleration or other notice of default.

In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

The Maker has the right to prepay this Note without penalty, in part or in full, at any time prior to the Maturity Date.

This Note is being executed and delivered, and is intended to be performed, in the State of Delaware. Except to the extent that the laws of the United State may apply to the terms hereof, the substantive laws of the State of Delaware shall govern the validity, construction, enforcement and interpretation of this Note.

IN WITNESS WHEREOF, the Maker has executed this Note as of the date set forth above.

TEXAS MINERAL RESOURCES CORP.

By:
Name:	Daniel E. Gorski
Title:	Chief Executive Officer

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